UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 24, 2026

(Date of earliest event reported)

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1676 International Drive, Suite 1100, McLean, Virginia 22102
(Address of principal executive offices)
(Zip Code)

(703) 287-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 24, 2026, Iridium Communications Inc., a Delaware corporation (the “Company” or “Iridium”), convened a special meeting of stockholders (the “Special Meeting”) to consider and vote upon certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 28, 2026, by and among Iridium, Rocket Lab Corporation, a Delaware corporation (“Parent”), Ion Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub I”), and Ion Merger Sub II, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent (“Merger Sub II”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub I will merge with and into Iridium (the “First Merger”) with Iridium continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent and, subject to certain specified conditions provided in the Merger Agreement being satisfied, immediately following the First Merger, the surviving corporation in the First Merger will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity (the “Subsequent Merger” and together with the First Merger, the “Mergers”).

As of the close of business on August 21, 2026, the record date for the Special Meeting (the “Record Date”), there were 105,981,552 shares of Iridium’s common stock, par value $0.001 per share (“Iridium common stock”), issued and outstanding. At the Special Meeting, the holders of 86,248,382 shares of Iridium common stock were present or represented by proxy, representing approximately 81.38% of the total outstanding shares of Iridium common stock as of the Record Date, which constituted a quorum.

At the Special Meeting, the following proposals were voted upon (each of which is described in greater detail in the definitive proxy statement filed by Iridium with the Securities and Exchange Commission (“SEC”) on August 26, 2026 (the “Proxy Statement”)): (i) to adopt the Merger Agreement (“Proposal 1”) and (ii) to approve, on an advisory (non-binding) basis, the golden parachute compensation payments that may be paid or become payable by Iridium to its named executive officers in connection with the Mergers (“Proposal 2”).

For each proposal, each holder of Iridium common stock was entitled to one vote for each outstanding share of Iridium common stock owned on the Record Date. Each proposal was approved by the requisite vote of Iridium’s stockholders. Because Proposal 1 was approved, a vote on the adjournment proposal described in the Proxy Statement was deemed not necessary and was not presented at the Special Meeting. A summary of the voting results for each proposal is set forth below.

Proposal 1

The Company’s stockholders approved Proposal 1.

For	Against	Abstained	Broker Non-Votes
85,862,105	318,415	67,862	0

Proposal 2

The Company’s stockholders approved Proposal 2.

For	Against	Abstained	Broker Non-Votes
74,461,703	10,948,729	837,950	0

The Mergers are expected to close in mid-2027, subject to the satisfaction of remaining closing conditions, including required regulatory approvals.

Item 8.01 Other Events.

On September 24, 2026, Iridium and Rocket Lab issued a joint press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release, dated September 24, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)*

* Submitted electronically with this Report in accordance with the provisions of Regulation S-T

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are based on Rocket Lab’s and Iridium’s current expectations, estimates and projections about the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Rocket Lab and Iridium, all of which are subject to change. In this context, forward-looking statements often address expected future events, including future business and financial performance and financial condition. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof, expectations regarding regulatory approvals, and intentions with respect to financing the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals and satisfying other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iii) failure to realize the anticipated benefits of the proposed transaction on a timely basis or at all, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, the integration of the businesses of Rocket Lab and Iridium, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Rocket Lab’s and Iridium’s businesses; (iv) Rocket Lab’s and Iridium’s ability to implement their business strategies; (v) potential litigation relating to the proposed transaction that could be instituted against Rocket Lab, Iridium or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction will harm Rocket Lab’s or Iridium’s businesses, including current plans and operations, or will otherwise divert management time from ongoing business operations on transaction-related issues; (vii) the ability of Rocket Lab or Iridium to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) fluctuations in, and uncertainty as to the long-term value of, Rocket Lab or Iridium common stock (including as relating to the risk that any announcements related to the proposed transaction could have adverse effects on the market price of such stock); (x) legislative, regulatory and economic developments affecting Rocket Lab’s and Iridium’s businesses, including actions by government agencies and third parties; (xi) general economic and market developments and conditions, potential changes to international trade relations, geopolitical conflicts and effects from global pandemics, epidemics, or other public health crises; (xii) the evolving legal, regulatory and tax regimes under which Rocket Lab and Iridium operate; (xiii) restrictions during the pendency of the proposed transaction that may impact Rocket Lab’s or Iridium’s ability to pursue certain business opportunities or strategic transactions; (xiv) unexpected costs, charges or expenses resulting from the proposed transaction; (xv) risks that any debt or other financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; and (xvi) the other risks and uncertainties, as described in the periodic reports that Rocket Lab and Iridium file with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026 in connection with the proposed transaction. Neither Rocket Lab nor Iridium assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Forward-looking statements included in this communication are made as of the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: September 24, 2026	By:	/s/ Kathleen A. Morgan
Kathleen A. Morgan
Chief Legal Officer and Corporate Secretary